UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

BERGIO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-150029	27-1338257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 Daniel Road

East Fairfield, NJ 07004

(Address of principal executive offices) (Zip Code)

(973) 227-3230

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by Bergio International, Inc., a Wyoming corporation (the “Company” or “BRGO”) in connection with the completion of the acquisition of the assets and operations of the business of Aphrodite’s from Digital Age Business, Inc., as first detailed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2021.  As indicated in Section 4.3 of the Acquisition Agreement detailed therein, the completion of the Acquisition required audited financial statements of the Aphrodite’s business.  The purpose of this Amendment to the Current Report filed on February 17, 2021 is to provide the audited financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original 8-K as permitted by the rules of the SEC.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of our company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Some of the factors that could cause our actual results to differ from our expectations or beliefs include, without limitation, the risks discussed from time to time in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On February 10, 2021, Bergio International, Inc. (the “Company” or “BRGO”) entered into an Acquisition Agreement with Digital Age Business, Inc., a Florida corporation, (“Digital Age”), pursuant to which the shareholders of Digital Age (the “Selling Shareholders”) agreed to sell all of the assets (the “Acquired Assets”) and liabilities (“Assumed Liabilities”) of its Aphrodite’s business (“Aphrodite’s”) to a recently formed wholly-owned subsidiary of the Company known as Aphrodite’s Marketing, Inc., a Wyoming corporation (the “Acquisition Sub”) in exchange for newly created Series B Preferred Stock of the Company, which collectively, shall be convertible at Shareholders’ option, at any time, in whole or in part, into that number of shares of common stock of BRGO which shall equal Thirty Percent (30%) of the total issued and outstanding common stock of BRGO (as determined at the earlier of (i) the date of conversion of the Series B Preferred Stock; and (ii) eighteen (18) months following the Closing).

Section 4.3 of the Acquisition Agreement required the completion of an audit of the Aphrodite’s business prior to the Closing of the Acquisition.

The foregoing description of the Acquisition Agreement is qualified by the terms of the full text of the Acquisition Agreement previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 17, 2021, and the terms thereof are incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Acquisition Agreement with Digital Age Business, Inc. dated February 10, 2021.*
99.1	Audited financial statements of Aphrodite’s as of and for the years ended December 31, 2020 and 2019 and Independent Auditor’s Report thereon.
99.2	Unaudited pro forma consolidated financial statements and explanatory notes for Bergio International, Inc. and Aphrodite’s as of December 31, 2020.

* Previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 17, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERGIO INTERNATIONAL, INC.

Date: July 20, 2021	By:	/s/ Berge Abajian
Name: Berge Abajian
Title: Chief Executive Officer